EXHIBIT B

                           CROUCH, BIERWOLF & CHISHOLM
                          Certified Public Accountants
                          50 West Broadway, Suite 1130
                            Salt Lake City, UT 84101
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         We  hereby  consent  to  the  use  of  audit  report  of  AmeriResource
Technologies, Inc. and subsidiaries dated May 10, 1999 for the years ended December 31, 1998 and 1997 in the Form S-8.



      /s/
October 8, 1999
Crouch, Bierwolf & Chisholm





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